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Exhibit 10.18

                                 ALLIANCE BANK

          1996 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

                              (Amended June 1996)

1.    Purpose

      The purpose of the Alliance Bank 1996 Combined Incentive and Non-Qualified Stock Option Plan (the "Plan") is to strengthen Alliance Bank (the "Bank") and those corporations which are or may hereafter become subsidiaries (the "Subsidiaries") by providing to participating officers, employees and directors added incentive for high levels of performance and for unusual efforts to increase the earnings of the Bank and any Subsidiaries. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such officers, employees and directors may purchase shares of the common stock (the "Common Stock") of the Bank pursuant to stock options (the "Stock Options") granted in accordance with this Plan.

      Stock Options granted pursuant to this Plan are intended to be either Incentive Stock Options or Non-Qualified Stock Options (defined below) as shall be designated by the Board of Directors upon the grant of each Stock Option hereunder.

2.    Definitions.

      For purposes of this Plan, the following terms shall have the following meanings:

            (a) "Common Stock" - This term shall mean shares of the Bank's common stock, subject to adjustment pursuant to Paragraph 16, "Adjustment Upon Changes in Capitalization," hereunder.

            (b) "Bank" - This term shall mean Alliance Bank, a state-chartered banking corporation.

            (c) "Eligible Incentive Plan Participants" - This term shall mean all full-time salaried officers and employees of the Bank or any Subsidiary who have completed six (6) months of service.

            (d) "Eligible Non-Qualified Plan Participants" - This term shall mean all full-time salaried officers and employees and all Directors of the Bank or any Subsidiary.

            (e) "Fair Market Value" - This term shall mean the fair market value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Board of Directors.

            (f) "Incentive Stock Option" - This term shall mean a Stock Option which is an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

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            (g) "Non-Qualified Stock Option" - This term shall mean a Stock
      Option which does not qualify as an Incentive Stock Option.

            (h) "Option Share" - This term shall mean Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

            (i) "Optionee" - This term shall mean any Eligible Incentive or Non-Qualified Plan Participant to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

            (j) "Plan" - This term shall mean the Alliance Bank 1996 Combine Incentive and Non-Qualified Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

            (k) "Stock Option" - This term shall mean the right to purchase Common Stock under this Plan in a specified number of shares, at a price and upon the terms and conditions determined by the Board of Directors. The maximum term of each option granted shall be 10 years from date of grant.

3.    Administration.

            (a) Administration of the Plan. Any action of the Board of Directors with respect to the administration of the Plan shall be taken pursuant to a majority vote of its members, provided, however, that with respect to action taken by the Board of Directors in granting an option to an individual director, such action must be authorized by the required number of directors without counting the interested director, who shall abstain as to any vote on his option. An interested Director may be counted in determining the presence of a quorum at a meeting of the Board of Directors where such action will be taken. Any such action taken by the Board of Directors in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan, subject to the compliance with the terms, conditions and restrictions set forth in this Plan, including the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to each Eligible Incentive or Non-Qualified Plan Participant; (ii) determine the time or times when such Stock Options, or parts thereof, may be exercised; (iii) determine the Eligible Incentive or Non-Qualified Plan Participants, if any, to whom Stock Options are granted; (iv) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under this Plan; and (v) prescribe and amend the terms, provisions and form of each instrument and agreement setting forth the terms and conditions of every Stock Option granted hereunder.

            (b) Decision and Determinations. Subject to the express provisions of the Plan, the Board of Directors shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend and rescind the rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Board of Directors on matters referred to in this Section 3 shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.


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4.    Participation.

      All full-time salaried officers and employees of the Bank and its subsidiary corporations who have completed six (6) months of service shall be eligible for selection to receive both Incentive and Non-Qualified Stock Options. Directors of the Bank and its subsidiary corporations who are not also full-time salaried officers or employees of the Bank or a subsidiary corporation shall be eligible to receive only Non-Qualified Stock Options. Subject to the express provisions of the Plan, the Board of Directors shall select from the eligible class and determine the individuals to whom Stock Options shall be granted, whether such Stock Options shall be Incentive or Non-Qualified Stock Options, and the terms and provisions of the respective Stock Option Agreements (which need not be identical), the times at which such Stock Options shall be granted, and the number of shares subject to each Stock Option. An individual who has been granted a Stock Option may, if such individual is otherwise eligible, be granted additional Stock Options if the Board of Directors shall so determine. However, no Stock Options may be granted to any individual who, immediately before the option is granted, owns beneficially more than ten percent (10~) of the outstanding stock of the Bank (whether acquired upon exercise of options or otherwise), unless: (i) with regard to Incentive Stock Options, the option is not exercisable by its terms after five (5) years from the date of its grant and the option price is at least one hundred ten percent (110%) of the Fair Market Value (at the time the option is granted) of the stock subject to option; or (ii) with regard to Non-Qualified Stock Options, the option price is at least one hundred ten percent (110%) of the Fair Market Value (at the time the option is granted) of the stock subject to option. For this purpose, shares of stock subject to options may be considered beneficially owned by an optionee but are not treated as outstanding stock of the Bank.

      The Board of Directors shall determine the individuals who shall receive Stock Options and the terms and provisions of the Stock Options, and shall grant such Options to such individuals.

5.    Shares Subject to the Plan.

      Subject to adjustments as provided in Section 16 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options, whether Incentive or Non-Qualified Stock Options, granted under this Plan is limited to 17.0596 percent of the outstanding shares in the aggregate at the time of adoption of the Plan. Two-thirds (2/3) of such shares shall be reserved exclusively for the grant of Stock Options to Eligible Incentive Plan Participants. The remaining one-third (1/3) of such shares may be granted to Eligible Non-Qualified Plan Participants.

      If a Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised in full, or an Optionee shall be terminated, whether or not for cause, die or become disabled and such Stock Option shall be deemed under this Plan to be exercisable only as to certain increments, if any, then the Option Shares represented thereby which are not purchased or which may not be purchased because the Stock Option is not fully exercisable shall again be available for grants of Stock Options under this Plan.

6.    Eligibility.

      Only Eligible Incentive Plan Participants shall be eligible to receive grants of Incentive Stock Options under this Plan. Only Eligible Non-Qualified Plan Participants shall be eligible to receive grants of Non-Qualified Stock Options under this Plan.


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7.    Grants of Stock Options.

            (a) Grant. Subject to the express provisions of the Plan, the Board of Directors in its sole and absolute discretion, may grant Stock Options of the Bank at the price(s) and time(s), on the terms and conditions and to such Eligible Incentive or Non-Qualified Plan Participants as it deems advisable and specifies in the respective grants, subject to the limitations and restrictions set forth in the Plan and applicable approvals. All such grants must be exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the option is granted. An Eligible Incentive or Non-Qualified Plan Participant who has been granted an Incentive or Non-Qualified Stock Option may, if otherwise eligible, be granted additional Stock Options if the Board of Directors shall so determine.

            (b) Date of Grant and Rights of Optionee. The determination of the Board of Directors to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Bank, or a right of the Eligible Incentive or Non-Qualified Plan Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Bank and the Eligible Incentive or Non-Qualified Plan Participant have executed and delivered to the other a stock option agreement ("Stock Option Agreement") in the form then required by the Board of Directors evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Board of Directors pursuant to this Plan; provided, however, that the Board of Directors may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no date is fixed, then the date of grant shall be the date on which the determination was finally made by the Board of Directors to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

            (c) Shareholder-Employees. A Stock Option granted hereunder to an Eligible Incentive Plan Participant who is an employee of the Bank or any Subsidiary, who also owns (within the meaning of Section 424(d) of the Internal Revenue Code) at the date of the grant of the Stock Option more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Bank or a Subsidiary, shall not qualify as an Incentive Stock Option unless: (i) the purchase once of the Option Shares subject to said Stock Option is at least 110% of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted; and (ii) the Stock Option by its terms is not exercisable after five (5) years from the date that it is granted.

8.    Stock Option Exercise Price.

      The exercise price of any Option Shares shall be determined by the Board of Directors, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided in Section 7 hereof, the exercise price of any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of grant of the related Stock Option. The Fair Market Value of such stock shall be determined in accordance with any reasonable valuation method. The exercise price of any Non-Qualified Stock


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Option shall not be less than one hundred percent (100%) of the Fair Market
Value of such stock. As to any Stock Option granted to any individual who, immediately before the option is granted, owns beneficially more than ten percent (10%) of the outstanding stock of the Bank (whether acquired upon exercise of options or otherwise), the exercise price must be at least one hundred ten percent (110%) of the Fair Market Value of the stock at the time when such Stock Option is granted.

9.    Exercise of Stock Option.

            (a) Exercise. Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Board of Directors shall determine at the time of grant of the Stock Option; provided, however, that if an Optionee shall not in any given period exercise such part of the Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

            (b) Notice and Payment. Stock Options granted hereunder shall be exercised by a ten (10) day written notice delivered to the Bank specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bank, of the right of such person or persons to exercise the Stock Option. The Bank's receipt of notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Bank shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Bank and all of the terms and provisions of the Plan and the related Stock Option agreement have been fully complied with.

            (c) Payment of Exercise Price. The exercise price of any Option Share purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash, by bank draft, cashier's or certified check which has an aggregate Fair Market Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full in cash or by cashier's or certified check concurrently with the Optionee's notification to the Bank of his intention to exercise all or part of a Stock Option.

            (d) Minimum Exercise. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

            (e) Compliance With Law. No shares of Common Stock shall be issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided herein above has been received by the Bank; (ii) in the opinion of the counsel for the Bank, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Bank the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made


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      other arrangements satisfactory to the Bank, in its sole discretion, to satisfy applicable income tax withholding requirements.

            (f) Reorganization. Notwithstanding any provision in any Stock Option Agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Bank to another bank or corporation which would, upon consummation, result in termination of a Stock Option in accordance with
      Section 17 hereof, all Stock Options previously granted may, in the discretion of the Board of Directors, become immediately exercisable as to all unexercised Option Shares for such period of time as may be determined by the Board of Directors, but in any event not less than 30 days, on the condition that the terminating event is consummated. If such terminating event is not consummated, Stock Options granted pursuant to the Plan shall be exercisable in accordance with their respective terms.

10.   Nontransferability of Stock Options.

      Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

11.   Continuation of Affiliation.

      Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Bank or any Subsidiary to employ or continue to employ any Optionee or any Eligible Incentive or Non-Qualified Plan Participant for any period of time or interfere in any way with the right of the Bank or a Subsidiary to reduce or increase the Optionee's or Eligible Incentive or Non-Qualified Plan Participant's compensation.

12.   Continuation of Affiliation.

      Except as provided in Section 13 hereof, if for any reason other than disability or death, an Optionee ceases to be employed by the Bank or a Subsidiary, the Stock Options granted to such Optionee shall expire not later than 30 days thereafter. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date of on which such Optionee ceased to be affiliated with the Bank or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date. Except as provided in Section 13 hereof, if an Optionee ceases to be employed by the Bank or a Subsidiary by reason of disability, such Optionee's Stock Options shall expire not later than one (1) year thereafter. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be affiliated with the Bank or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date.

13.   Termination for Cause; Removal of Director for Cause.


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      If the Stock Option Agreement so provides and if an Optionee's employment or affiliation with the Bank or a Subsidiary is terminated for cause, the Stock Options granted to such Optionee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Board of Directors may, in its sole discretion, within thirty (30) days of such termination, reinstate such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Bank or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. In the case of an employee, termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive. In the case of a Director, termination for cause shall include removal pursuant to Sections 302 and 304 of the California Corporations Code or removal pursuant to the exercise of regulatory authority by the Federal Deposit Insurance Corporation or other bank supervisory agency.

14.   Death of Optionee.

      If an Optionee dies while employed by or affiliated with the Bank or a Subsidiary or during the thirty (30) day period referred to in Section 12 hereof or the one (1) year period referred to in Section 15 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

15.   Disability of Optionee.

      If an Optionee is disabled while employed by or affiliated with the Bank or a Subsidiary or during the thirty day period referred to in Section 12 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Bank or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Board of Directors, upon written certification delivered to the Bank of a qualified licensed physician, that the Optionee has become permanently and totally disabled within the meaning of Section 422(c)(6) of the Internal Revenue Code.

16.   Adjustment Upon Changes in Capitalization.

      If the outstanding shares of Common Stock of the Bank are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities of the Bank, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock


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consolidation, or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

17.   Termination Events.

      Not less than 30 days prior to dissolution or liquidation of the Bank, or upon consummation of a plan of reorganization, merger or consolidation of the Bank with one or more banks or corporations, as a result of which the Bank is not the surviving entity, or upon the sale of all or substantially all of the assets of the Bank to another bank or corporation, or in the event of any other transaction involving the Bank where there is a change in ownership of at least twenty-five percent (25 %), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation (a "Terminating Event"), the Board of Directors shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any Option granted prior to the Terminating Event shall be, notwithstanding the provisions of Section 9 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the date thirty (30) days after delivery of said notice, any Option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the Plan and any options granted thereunder shall terminate, unless provision is made in connection with the Terminating Event for assumption of Options or new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and kind of shares and prices. All Stock Options theretofore granted under the Plan shall become immediately exercisable, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer bank or corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to the number and kind of shares and prices.

18.   Amendment and Termination.

      The Board of Directors of the Bank may at any time and from time to time suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 16 hereof, no amendment or modification may be adopted without the Bank having first obtained the approval of the holders of at least a majority of the Bank's outstanding shares of Common Stock entitled to vote at a duly held meeting of shareholders of the Bank, and the approval of the holders of a majority of the disinterested shares represented and voting at the meeting, or if the amendment or modification is approved by written consent the approval of the majority of the outstanding shares and the approval of the majority of the disinterested shares outstanding, and the approval of all applicable regulatory authorities if the amendment or modification would:


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            (a) Materially increase the number of securities which may be issued under the Plan or increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an individual;

            (b) Materially modify the requirements as to eligibility for participation in the

            (c) Increase or decrease the exercise price of any Stock Option granted under the Plan;

            (d) Increase the maximum term of Stock Options provided herein;

            (e) Permit Stock Options to be granted to any person who is not either an Eligible Incentive Plan Participant or an Eligible Non-Qualified Plan Participant;

            (f) Change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the Internal Revenue laws then applicable of any Stock Option granted as an Incentive Stock Option under the Plan; or

            (g) Materially increase benefits to any key employee who is subject to the restrictions of Section 16 of the Securities Exchange Act of 1934.

      Such amendment or modification shall be deemed adopted as of the date of the action of the Board of Directors effecting such amendment or modif~cation and shall be effective immediately, unless otherwise provided therein, subject to approval thereof within twelve (12) months before or after the effective date by shareholders of the Bank holding not less than a majority of the voting power of the Bank; provided, however, the Board of Directors may amend the Plan in total without shareholder approval if the Plan has not yet been approved by the shareholders.

      Notwithstanding the above, the Board of Directors grant to an Optionee, if such Optionee is otherwise eligible, additional Stock Options or, with the consent of the Optionee, grant a new Stock Option in lieu of an outstanding Option for a number of shares, at a purchase price and for a term which in any respect is greater or less than that of the earlier Stock Option, subject to the limitations of Section 8 and 24 hereof, and the approval of all applicable regulatory authorities.

      No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 16 hereof, without the consent of the Optionee, alter or impair any rights or obligations under the Stock Option thereto granted.

19.   Rights of Eligible Participants and Optionees.

      No Eligible Incentive or Non-Qualified Plan Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving any Eligible Incentive or Non-Qualified Plan Participant, Optionee or other person any right to be retained in the employ of the Bank or any subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Incentive or Non-Qualified Plan Participant or Optionee, such classification being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.


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20.   Privileges of Stock Ownership, Regulatory Law Compliance Notice of Sale.

      No Optionee shall be entitled to the privileges of stock ownership as to any Option Share not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Bank are listed (if any) shall have been fully complied with. The Optionee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Bank notice in writing of such sale or other disposition. In the event that the Optionee disposes of any Common Stock acquired by the exercise of an Incentive Stock Option within the two-year period following grant of the Stock Option, or within the one-year period following exercise of the Stock Option, the Bank shall have the right to require the Optionee to remit to the Bank an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to registration of the transfer of such Common Stock on the Bank's books.

21.   Effective Date of Plan.

      The Plan shall be deemed adopted as of February 23, 1996 and shall be effective immediately, subject to approval of the Plan within twelve months from such date by the holders of at least a majority of the Bank's outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders, and by a majority of the holders of the disinterested shares represented and voting at the meeting, or if the Plan is approved by written consent the approval of the majority of the outstanding shares and the approval of the majority of the disinterested shares outstanding, and all applicable regulatory authorities, if any.

22.   Termination.

      Unless previously terminated as aforesaid, the Plan shall terminate ten
(10) years from the earliest date of: (i) adoption of the Plan by the Board of Directors of the Bank; or (ii) approval of the Plan by holders of at least a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at a duly held meeting of shareholders, and by a majority of the holders of the disinterested shares represented and voting at the meeting. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Options theretofore granted.

23.   Option Agreement.

      Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Bank and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Board of Directors and are not inconsistent with this Plan.

24.   Stock Option Period.

      Each Stock Option and all rights and obligations thereunder shall expire on such date as the Board of Directors may determine, but not later than ten (10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.

25.   Notices.

      All notices and demands of any kind which the Board of Directors, any Optionee, Eligible Incentive or Non-Qualified Plan Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing. Delivery by mail shall be deemed made at the expiration of the third day after the day of mailing, except for notice of the exercise of a Stock Option and payment of the Stock Option exercise price, both of which must be actually received by the Bank.

26.   Limitations on Obligations of the Bank.

      All obligations of the Bank arising under or as a result of this Plan or Stock Options granted hereunder shall constitute general unsecured obligations of the Bank, the Board of Directors, any member thereof, any officer of the Bank, or any other person or any Subsidiary, and none of the foregoing, except the Bank, shall be liable for any debt, obligation, cost or expense hereunder.

27.   Limitations of Rights.

      The Board of Directors, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Incentive or Non-Qualified Plan Participant under this Plan, and which, if any, Eligible Incentive or Non-Qualified Plan Participant shall receive any grant of Stock Option. No oral or written agreement by any person on behalf of the Bank relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Bank or the Board of Directors to grant any Stock Option to any person.

28.   Severability.

      If any provision of this Plan as applied to any person or to any circumstances shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity of enforceability hereof.

29.   Successors.

      This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Bank and Optionees.

Dated:    7-1        , 1996        ALLIANCE BANK
      ---------------


                                   By:  /s/ Curtis S. Reis
                                       ----------------------------------------

                                   Name Printed:   CURTIS S. REIS
                                                 ------------------------------

                                   Title:   CHAIRMAN & PRESIDENT
                                          --------------------------------

                                 ALLIANCE BANK

                             INCENTIVE STOCK OPTION
                               GRANTED UNDER THE
          1996 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

Option granted on ______________, 19__ (the "Date of Grant") by Alliance Bank:, a state-chartered banking corporation (the "Bank"), to ______________________ (the "Optionee"), for ________ shares of Common Stock, at a cash exercise price of $_______ per share, such option to be for the term and upon the terms and conditions hereinafter stated.

1.    Grant of Option.

      Pursuant to action of the Board of Directors, the Bank grants to the Optionee an option to purchase on the terms and conditions hereinafter set forth, the number of shares of the Bank's Common Stock as set forth and at the option price specified above (the "Option Shares" or "Option").

2.    Period of Option and Certain Limitations on Right to Exercise.

      This option will expire at 4:00 p.m., Pacific Standard Time, on the day next preceding the tenth anniversary of the Date of Grant (such day of expiration being hereinafter called the "Expiration Date"), except that: (a) if the Optionee ceases, on or before the Expiration Date, for any reason other than death to be an Employee, this Option shall expire as provided in Section 6 below; (b) if the Optionee dies on or before the Expiration Date this Option shall expire as provided in Section 7 below; and (e) if the Optionee is an Employee of the Bank who owns (within the meaning of Section 424(d) of the Internal Revenue Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Bank, this option shall expire in no instance later than five (5) years from the grant. The term "Employee" as used in this Option means full-time salaried officers and employees of the Bank or any subsidiary who have completed six (6) months of service (not including any Director of the Bank or any subsidiary, unless such Director is an employee of the Bank or any subsidiary).

      The Optionee shall be entitled to exercise this Option as follows and as further described in Sections 5 and 6 below. If this Option is exercisable in installments, the right to purchase the shares comprised in each installment shall be cumulative, i.e., once such right has become exercisable it may be exercised in whole at any time or in part from time to time until the Expiration Date (subject to the provisions hereof), except that not less than ten (10) shares may be purchased at any time unless the number of shares then purchasable hereunder shall be less than ten.

      Except as provided in Sections 6 and 7 below, none of the Option Shares may be purchased hereunder unless the Optionee, at the time he exercises this Option, is an Employee and has continuously been an Employee since the date hereof. Absence on leave, if approved in writing by an officer of the Bank or any subsidiary authorized to give such approval and ratified by the Board of Directors, shall not be considered an interruption of employment for any purpose of this Option.

3.    Time of Exercise of Option.

      The Option granted hereunder shall be exercisable in the following amounts and during the periods of time from the Date of Grant as provided below:

4.    Method of Exercise of Option.

      This Option shall be exercised in and only in the following manner: the Optionee shall g*e ten (10) days written notice to the Bank, in a form satisfactory to the Bank, specifying the number of Option Shares which he then elects to purchase, accompanied by payment, in cash Or by bank draft, cashier's or certified check payable to the order of the Bank, in an amount equal to the full option price of the shares being purchased.

5.    Non-Transferability of Option.

      This Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and it shall be exercisable during the lifetime of the Optionee, only by him (or by his guardian or legal representative).

6.    Termination of Employment.

      If the Optionee ceases, on or before the Expiration Date, to be an Employee for any reason other than death, disability or for cause: (a) he may, but only within the period of 30 days next succeeding such cessation and in no event after the Expiration Date, exercise this Option if and to the extent that he was entitled to exercise it at the date of such cessation; and (b) such Option shall expire (except as provided in Section 7 below) at 4:00 p.m., Pacific Standard Time, on the earlier of: (i) the last day of the aforesaid 30 day period; or (ii) the Expiration Date.

      Notwithstanding the foregoing provisions of this Section 6, if the Optionee ceases to be employed prior to retirement by reason of disability (as defined in the Plan): (a) he may exercise this Option on, or at any time within the period of twelve months next succeeding the date of such disability (but in no event after the Expiration Date) as to any or all shares purchasable on such disability termination date (i.e., those Option Shares comprised in all installments which shall have become exercisable on or prior to such date, to the extent not already exercised; and (b) such Option shall expire (except as provided in Section 7 below) at 4:00 p.m., Pacific Standard Time, on the earlier of: (i) the last day of the aforesaid twelve month period; or (ii) the Expiration Date.

      This Option confers no right upon the Optionee with respect to the continuation of his employment with the Bank or any subsidiaries, and shall not interfere with the right of the Bank or its subsidiaries, or of the Optionee, to terminate his employment at any time.

      If the Optionee's option has expired by reason of termination for cause, the Board may, in its sole discretion, within thirty (30) days of such termination, reinstate the option to the Optionee by written notice of such reinstatement to the Optionee at his or her last known address. In the event of such reinstatement, the Optionee may exercise the option to such extent, for such time, and upon such terms and conditions as if he or she had ceased to be employed by the Bank or such subsidiary upon the date of such termination for a reason other than for cause, death or disability. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bank or a subsidiary corporation, and in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive.

7.    Death of Optionee.

      If an Optionee dies while employed by or affiliated with the Bank or a subsidiary, or during the 30 day period referred to in the Plan, the Options granted to such Optionee shall expire on the Expiration Date specified for said Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Option Agreements, the person or persons to whom such Optionee's rights under the Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

8.    Adjustments Upon Changes in Capitalization.

      If the outstanding shares of Common Stock of the Bank are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Bank, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, consolidation, or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each Option Share subject to the Options. Adjustments under this Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shaI1 be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated. Notwithstanding the foregoing or any other provision hereof, upon adoption by the Bank of any plan or transaction which would, upon consummation, result in termination of this Option: (i) this Option shall become immediately exercisable in full for a reasonable period of time as may be determined by the Board of Directors, but in any event not less than thirty (30) days, on the condition that such terminating event is consummated; or (ii) provision shall be made in connection with such transaction, of assumption or appropriate substitution of this Option by any successor entity.

      Not less than 30 days prior to dissolution or liquidation of the Bank, or upon consummation of a plan of reorganization, merger or consolidation of the Bank with one or more banks or corporations, as a result of which the Bank is not the surviving entity, or upon the sale of all or substantially all the assets of the Bank to another bank or corporation, or in the event of any other transaction involving the Bank where there is a change in ownership of at least twenty-five percent (25 %), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation (a "Terminating Event"), the Board of Directors shall notify each Optionee of the pendency of the Terminating Event. Upon delivery of said notice, any Option granted prior to the Terminating Event shall be, notwithstanding the provisions of Sections 6 and 7 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the date which is thirty (30) days after delivery of said notice, any Option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the Plan and any options granted thereunder shall terminate, unless provision is made in connection with the Terminating Event for assumption of Options or new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and kind of shares and prices. All Stock Options theretofore granted under the Plan shall become immediately exercisable, unless provision is made in connection with such transactions for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer bank or corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to the number and kind of shares and prices.

9.    Amendment and Termination.

      The Board of Directors of the Bank may at any time and from time to time suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 18 of the Plan, no amendment or modification may be adopted without the Bank having first obtained the approval of the holders of a majority of the Bank's outstanding shares of Common Stock entitled to vote at a duly held meeting of shareholders of the Bank and by all applicable regulatory authorities.

      No adjustment provided for in Section 8 shall require the Bank to sell a fractional share under this Option.

10.   Delivery of Stock Certificates.

      Upon each exercise of this Option, the Bank, as promptly as practicable, shall mail or deliver, or cause to be mailed or delivered, to the Optionee a stock certificate or certificates representing the shares then purchased. The issuance of such shares and delivery of the certificate or certificates therefor shall, however, be subject to any delay necessary to complete: (a) the listing of such shares on any stock exchange upon which shares of the same class are then listed; and (b) the mailing of provision for the payment or withholding of any taxes required to be withheld pursuant to any applicable law, in respect of the exercise of this Option or the receipt of such shares.

      THE BANK'S OBLIGATION TO ISSUE SHARES OF THE COMMON STOCK UPON EXERCISE OF AN OPTION IS EXPRESSLY CONDITIONED UPON THE COMPLIANCE BY THE BANK WITH ALL APPLICABLE LAWS, INCLUDING WITHOUT LIMITATION: (A) COMPLETION BY THE BANK OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER APPLICABLE FEDERAL AND STATE BANKING AND SECURITIES

LAWS; OR (B) THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY OPTIONEE OR ANY PERSONS ENTITLED TO EXERCISE THE OPTION AS THE BOARD OF DIRECTORS SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES.

11.   Notices, Etc.

      Any notices hereunder by the Optionee shall be given to the Bank in writing and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the Bank's office at 100 Corporate Pointe, Culver City, California 90230, or at any such other address as the Bank may designate by notice to the Optionee.

      Any notice or other communication to the Optionee shall be in writing and any such communication and any delivery to the Optionee hereunder shall be deemed duly given or made if mailed or delivered to the Optionee at such address as the Optionee may have on file with the Bank or in care of the Bank at its above office address.

12.   Waiver.

      The waiver by the Bank of any provision of this Option shall not operate as or be construed to be a waiver of the same provision or any other provision hereof at any subsequent time or for any other purpose.

13.   Irrevocability.

      This Option shall be irrevocable until it expires as herein provided.

14.   Effective Date.

      This Option shall be deemed granted and effective on the Date of Grant.

15.   Interpretation and Construction.

      The interpretation and construction of this Option by the Board of Directors provided for in the Plan under which this Option is granted shall be final and conclusive. The section headings in this Option are for convenience of reference only and shall not be deemed part of, or germane to the interpretation or construction of, this Option.

      IN WITNESS WHEREOF, the Bank has caused this Option to be executed.

                                     ALLIANCE BANK


                                     By:
                                         ---------------------------------------

                                     Title:
                                            ------------------------------------

Attest:

-----------------------------
Secretary

                                 ALLIANCE BANK

                           NON-QUALIFIED STOCK OPTION
                               GRANTED UNDER THE
          1996 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

      Option granted on __________, 19__ (the "Date of Grant") by Alliance Bank, a state-chartered banking corporation (the "Bank"), to ____________________ (the "Optionee"), for ________ shares of Common Stock, at a cash exercise price of $______ per share, such option to be for the term and upon the terms and conditions hereinafter stated.

1.    Grant of Option.

      Pursuant to action of the Board of Directors, the Bank grants to the Optionee an option to purchase on the terms and conditions hereinafter set forth, the number of shares of the Bank's Common Stock as set forth and at the option price specified above (the "Option Shares" or "Option").

2.    Period of Option and Certain Limitations on Right to Exercise.

      This Option will expire at 4:00 p.m., Pacific Standard Time, on the day next preceding the tenth anniversary of the Date of Grant (such day of expiration being hereinafter called the ['Expiration Date"), except that: (a) if the Optionee ceases, on or before the Expiration Date, for any reason other than death to be an Employee or Director of the Bank or any subsidiary, this Option shall expire as provided in Section 6 below; and (b) if the Optionee dies on or before the Expiration Date this Option shall expire as provided in Section 7 below. The term "Employee" as used in this Option means full-time salaried officers and employees of the Bank or any subsidiary who have completed six (6) months of service (not including any Director of the Bank or any subsidiary, unless such Director is an employee of the Bank or any subsidiary).

      The Optionee shall be entitled to exercise this Option as follows and as further described in Sections 5 and 6 below. If this Option is exercisable in installments, the right to purchase the shares comprised in each installment shall be cumulative, i.e., once such right has become exercisable it may be exercised in whole at any time or in part from time to time until the Expiration Date (subject to the provisions hereof, except that not less than ten (10) shares may be purchased at any time unless the number of shares then purchasable hereunder shall be less than ten.

      Except as provided in Sections 6 and 7 below, none of the Option Shares may be purchased hereunder unless the Optionee, at the time he exercises this Option, is an Employee or Director and has continuously been an Employee or Director since the date hereof. Absence on leave, if approved in writing by an officer of the Bank or any subsidiary authorized to give such approval and ratified by the Board of Directors, shall not be considered an interruption of employment or affiliation for any purpose of this Option.

3.    Time of Exercise of Option.

      The Option granted hereunder shall be exercisable in the following amounts and during the periods of time provided below:

4.    Method of Exercise of Option.

      This Option shall be exercised in and only in the following manner: the Optionee shall give ten (10) days written notice to the Bank, in a form satisfactory to the Bank, specifying the number of Option Shares which he then elects to purchase, accompanied by payment, in cash or by bank draft, cashier's or certified check payable to the order of the Bank, in an amount equal to the full option price of the shares being purchased.

5.    Non-Transferabilitv of Option.

      This Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and it shall be exercisable during the lifetime of the Optionee, only by him (or by his guardian or legal representative).

6.    Termination of Employment.

      If the Optionee ceases, on or before the Expiration Date, to be an Employee or Director for any reason other than death, disability or for cause:
(a) he may, but only within the period of 30 days next succeeding such cessation and in no event after the Expiration Date, exercise this Option if and to the extent that he was entitled to exercise it at the date of such cessation; and
(b) such Option shall expire (except as provided in Section 7 below) at 4:00 p.m., Pacific Standard Time, on the earlier of: (i) the last day of the aforesaid 30 day period; or (ii) the Expiration Date.

      Notwithstanding the foregoing provisions of this Section 6, if the Optionee ceases to be employed by or ceases to serve as a Director of the Bank or any subsidiary prior to retirement by reason of disability (as defined in the Plan): (a) he may exercise this Option on, or at any time within the period of twelve months next succeeding the date of such disability (but in no event after the Expiration Date) as to any or all shares purchasable on such disability termination date (i. e., those Option Shares comprised in all installments which shall have become exercisable on or prior to such date, to the extent not already exercised; and (b) such Option shall expire (except as provided in Section 7 below) at 4:00 p.m., Pacific Standard Time, on the earlier of: (i) the last day of the aforesaid twelve month period; or (ii) the Expiration Date.

      This Option confers no right upon the Optionee with respect to the continuation of his employment with the Bank or any subsidiaries, and shall not interfere with the right of the Bank or its subsidiaries, or of the Optionee, to terminate his employment at any time.

      If the Optionee's option has expired by reason of termination for cause, the Board may, in its sole discretion, within thirty (30) days of such termination, reinstate the option to the Optionee by written notice of such reinstatement to the Optionee at his or her last known address. In the event of such reinstatement, the Optionee may exercise the option to such extent, for such time, and upon such terms and conditions as if he or she had ceased to be employed by or affiliated with the Bank or such subsidiary upon the date of such termination for a reason other than for cause, death or disability. In the case of an Employee, termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Bank or a subsidiary corporation, and in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive. In the case of a Director, termination for cause shall include removal pursuant to Sections 302 and 304 of the California Corporations Code or removal pursuant to the exercise of regulatory authority by the Federal Deposit Insurance Corporation or other bank regulatory agency.

7.    Death of Optionee.

      If an Optionee dies while employed by or affiliated with the Bank or a subsidiary, or during the 30 day period referred to in the Plan, the Options granted to such Optionee shall expire on the Expiration Date specified for said Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Option Agreements, the person or persons to whom such Optionee's rights under the Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

8.    Adjustments Upon Changes in Capitalization.

      If the outstanding shares of Common Stock of the Bank are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Bank, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, consolidation, or otherwise, without consideration to the Bank, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices- per share allocated to unexercised Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each Option Share subject to the Options. Adjustments under this Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated. Notwithstanding the foregoing or any other provision hereof, upon adoption by the Bank of any plan or transaction which would, upon consummation, result in termination of this Option: (i) this Option shall become immediately exercisable in full for a reasonable period of time as may be determined by the Board of Directors, but in any event not less than thirty (30) days, on the condition that such terminating event is consummated; or (ii) provision shall be made in connection with such transaction, of assumption or appropriate substitution of this Option by any successor entity.

      Not less than 30 days prior to dissolution or liquidation of the Bank, or upon consummation of a plan of reorganization, merger or consolidation of the Bank with one or more banks or corporations, as a result of which the Bank is not the surviving entity, or upon the sale of all or substantially all the assets of the Bank to another bank or corporation, or in the event of any other transaction involving the Bank where there is a change in ownership of at least twenty-five percent (25 %), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation (a "Terminating Event"), the Board of Directors shall notify each Optionee of the pendency of the Terminating Event. Upon delivery of said notice, any Option granted prior to the Terminating Event shall be, notwithstanding the provisions of Sections 6 and 7 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the date which is thirty (30) days after delivery of said notice, any Option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the Plan and any options granted thereunder shall terminate, unless provision is made in connection with the Terminating Event for assumption of Options or new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and kind of shares and prices. All Stock Options theretofore granted under the Plan shall become immediately exercisable, unless provision is made in connection with such transactions for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options coverage stock of a successor employer bank or corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to the number and kind of shares and prices.

9.    Amendment and Termination.

      The Board of Directors of the Bank may at any time and from time to time suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted- under the provisions of Section 18 of the Plan, no amendment or modification may be adopted without the Bank having first obtained the approval of the holders of a majority of the Bank's outstanding shares of Common Stock entitled to vote at a duly held meeting of shareholders of the Bank and all applicable regulatory authorities.

      No adjustment provided for in Section 8 shall require the Bank to sell a fractional share under this Option.

10.   Delivery of Stock Certificates.

      Upon each exercise of this Option, the Bank, as promptly as practicable, shall mail or deliver, or cause to be mailed or delivered, to the Optionee a stock certificate or certificates representing the shares then purchased. The issuance of such shares and delivery of the certificate or certificates therefor shall, however, be subject to any delay necessary to complete: (a) the listing of such shares on any stock exchange upon which shares of the same class are then listed; and (b) the making of provision for the payment or withholding of any taxes required to be withheld pursuant to any applicable law, in respect of the exercise of this Option or the receipt of such shares.

      THE BANK'S OBLIGATION TO ISSUE SHARES OF THE COMMON STOCK UPON EXERCISE OF AN OPTION IS EXPRESSLY CONDITIONED UPON THE COMPLIANCE BY THE BANK WITH ALL APPLICABLE LAWS, INCLUDING WITHOUT LIMITATION: (A)

COMPLETION BY THE BANK OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER APPLICABLE FEDERAL AND STATE BANKING AND SECURITIES LAWS; OR (B) THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND AGREEMENTS BY OPTIONEE OR ANY PERSONS ENTITLED TO EXERCISE THE OPTION AS THE BOARD OF DIRECTORS SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES.

11.   Notices, Etc.

      Any notices hereunder by the Optionee shall be given to the Bank in writing and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the Bank's office at 100 Corporate Pointe, Culver City, California 90230, or at any such other address as the Bank may designate by notice to the Optionee.

      Any notice or other communication to the Optionee shall be in writing and any such communication and any delivery to the Optionee hereunder shall be deemed duly given or made if mailed or delivered to the Optionee at such address as the Optionee may have on file with the Bank or in care of the Bank at its above office address.

12.   Waiver.

      The waiver by the Bank of any provision of this Option shall not operate as or be construed to be a waiver of the same provision or any other provision hereof at any subsequent time or for any other purpose.

13.   Irrevocability.

      This Option shall be irrevocable und1 it expires as herein provided.

14.   Effective Date.

      This Option shall be deemed granted and effective on the Date of Grant.


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

15.   Interpretation and Construction.

      The interpretation and construction of this Option by the Board of Directors provided for in the Plan under which this Option is granted shall be final and conclusive. The section headings in this Option are for convenience of reference only and shall not be deemed part of, or germane to the interpretation or construction of, this Option.

      IN WITNESS WHEREOF, the Bank has caused this Option to be executed.

                                     ALLIANCE BANK


                                     By:
                                         ---------------------------------------

                                     Name Printed:
                                                   -----------------------------

                                     Title:
                                            ------------------------------------

Attest:

-----------------------------
Secretary


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